UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2026

FARMER BROS. CO.

(Exact name of registrant as specified in its charter)

Delaware	001-34249	95-0725980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14501 N. Fwy Fort Worth, Texas 76177
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (682) 549-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	FARM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

A special meeting (the “Special Meeting”) of the stockholders of Farmer Bros. Co., a Delaware corporation (the “Company”), was held at 11:00 a.m. Central Time, on May 1, 2026, to consider and vote upon the proposals described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2026 as supplemented on April 21, 2026 and April 24, 2026 (as supplemented, the “Proxy Statement”). As disclosed in the Proxy Statement, as of the close of business on March 19, 2026, the record date for the Special Meeting, there were 21,944,882 shares of the Company’s common stock, par value $1.00 per share, outstanding and entitled to vote at the Special Meeting. The final voting results for each of the proposals submitted to a vote of stockholders at the Special Meeting, each of which is described in detail in the Proxy Statement, are as follows:

Proposal No. 1: Merger Proposal. The proposal to adopt the Agreement and Plan of Merger, dated as of March 3, 2026 (the “Merger Agreement”), by and among the Company, Royal Cup, Inc. (“Royal Cup”), and BP I Brew Merger Sub Inc., pursuant to which the Company would be acquired by way of a merger and become a wholly-owned subsidiary of Royal Cup (the “Merger”), was approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,931,965	1,922,713	174,645	0

Proposal No. 2: Advisory Compensation Proposal. The proposal to approve, on a non-binding, advisory basis, certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger, was approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,568,703	4,098,960	1,361,660	0

Proposal No. 3: Adjournment Proposal. The proposal to approve one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting, was approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,698,466	2,169,398	161,459	0

Although Proposal 3 was approved, adjournment of the Special Meeting was not necessary or appropriate because the Company’s stockholders approved Proposal No. 1 to adopt the Merger Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMER BROS. CO.

	By:	/s/ Jared Vitemb
	Name:	Jared Vitemb
	Title:	Vice President, General Counsel, Chief Compliance Officer and Secretary
Date: May 1, 2026